Above-market acquired time charter contracts	6 Months Ended
Jun. 30, 2018
Business Combinations [Abstract]
Above-market acquired time charter contracts:

8.Above-market acquired time charter contracts:

During 2015, the Company acquired, through the acquisition of Nautilus Offshore Services Inc. (“Nautilus”), six offshore supply vessels, all of which were on time charters to Petroleo Brasileiro S.A. (“Petrobras”) until certain dates in 2016 and 2017, and included fixed day rates that were above day rates available as of the acquisition date.

After determining the aggregate fair values of these time-chartered contracts as of the acquisition date of Nautilus, the Company recorded the respective contract fair values on the consolidated balance sheet under “Fair value of above market acquired time charters”. These are amortized into revenues using the straight-line method over the respective contract periods (based on the respective contracts). Effective on May 3, 2017, Petrobras gave notice of termination on the long term time charter contract for the vessel Jacaranda that was expiring on July 3, 2017. On June 21, 2017, and in accordance with the respective terms, the long term time charter contract of the vessel Emblem expired. The amortization and write-offs of the fair value of the above market acquired time charter contracts as of June 30, 2017 amounted to $1,200 and $300 and are included to “Voyage and time charter revenue” and “Impairment loss, (gain)/loss from sale of vessel and other”, respectively, in the accompanying unaudited condensed consolidated statements of operations for the six-month period ended June 30, 2017.